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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):             December 23, 1996
                                                              -----------------

                         COMPREHENSIVE CARE CORPORATION
               (Exact name of registrant as specified in Charter)


   DELAWARE                        0-5751                       95-2594724
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(State or other                 (Commission                   (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


    1111 BAYSIDE DRIVE, SUITE 100, CORONA DEL MAR, CALIFORNIA          92625
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           (Address of principal executive offices)                  (zip code)



                                 (714) 222-2273
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         The Company announced on December 24, 1996, that it had notified the Trustee under the Indenture and Exchange Agent for the Pending Exchange Offer for the Company's 7 1/2% Convertible Subordinated Debentures (the "Debentures"), of the Company's election to extend the expiration date of the Exchange Offer from 2:00 p.m. (Central Time) on December 23, 1996, to 2:00 p.m. (Central Time) on December 30, 1996, pursuant to the terms of the Exchange Offer, as contained in the Exchange Offer Offering Circular dated November 14, 1996.

         As advised by the Trustee and Exchange Agent, consents with respect to the waivers of default, acceleration and other conditions in excess of 84% had been received and all propositions had been consented to; and, the Exchange Agent had received for tender not less than $6,736,000 in principal amount of Debentures.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

EXHIBIT NO.             DESCRIPTION
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99.29                   Press Release dated December 24, 1996.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMPREHENSIVE CARE CORPORATION
                                                (Registrant)


                                      By:  /s/ KERRI RUPPERT
                                          -------------------------------
                                               Kerri Ruppert, Senior Vice
                                               President and Chief
                                               Financial Officer


Dated: December 24, 1996


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